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                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


         I, Richard G. Rose, Treasurer of Exchange National Bancshares, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (a) The Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.


Dated:  August 9, 2002.

                                                     /s/ Richard G. Rose
                                                     -------------------
                                                     Richard G. Rose
                                                     Treasurer